UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 4, 2004

WILSHIRE FINANCIAL SERVICES GROUP INC.

DELAWARE	0-21845	93-1223879
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

23901 Calabasas Road, Suite 1050
Calabasas, CA	91302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 223-8084

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT 99.1

Item 7. Financial Statements and Exhibits

     (c) Exhibits.

     The following exhibit is filed as part of this report:

99.1 Press release dated August 4, 2004

Item 12. Results of Operations and Financial Condition.

     On August 4, 2004, Wilshire Financial Services Group Inc. (Nasdaq NNM:WFSG) issued an earnings release announcing its results of operations for the quarter and six months ended June 30, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2004	WILSHIRE FINANCIAL SERVICES GROUP INC. Registrant
/s/ Joseph W. Kiley III
Joseph W. Kiley III
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

INDEX TO SCHEDULES AND EXHIBITS

Exhibit Number	Description
99.1	Press release dated August 4, 2004